Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as
    permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or
    240.14a-12

                        Midwest Trust
------------------------------------------------------------
      (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii),
    14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.
[ ] $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ---------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ---------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
       0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ---------------------------------------------------
   4)  Proposed maximum aggregate value of transaction:

       ---------------------------------------------------
   5)  Total fee paid:

       ---------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        --------------------------------------------

     2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------

     3) Filing Party:

        --------------------------------------------

     4) Date Filed:

       --------------------------------------------

                                  MIDWEST TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 28, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

(Name of Fund)

The undersigned hereby appoints Robert H. Leshner and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on February 28, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 10, 1997.


                              Date: ____________________

                              NOTE: Please sign exactly as your
                              name appears on this proxy.  If
                              signing for an estate, trust or
                              corporation, title or capacity
                              should be stated.  If the shares are
                              held jointly, both signers should
                              sign, although the signature
                              of one will bind the other.

                              -------------------------------

                              --------------------------------

                              Signature(s) PLEASE SIGN IN BOX
                              ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES
BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.  DO NOT
USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF THE NOMINEES INDICATED AND FOR THE PROPOSALS
DESCRIBED HEREIN

1. With respect to approval of a new investment advisory agreement with Midwest Group Financial Services, Inc., to become effective upon the closing of the proposed acquisition of Leshner
Financial, Inc. by Countrywide Credit Industries, Inc.

FOR                AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

2. Authority to vote for the election of all nominees for trustee as listed below (except as marked to the contrary below).

FOR                WITHHOLD
[  ]               [  ]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE(S), WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

D. Bogdon, J. Delfino, H.J. Lerner, R. Leshner, A. Mozilo,
O. Robertson, J. Seymour, S. Sterpa

3. With respect to ratification of the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year.

FOR                AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.



PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                                  MIDWEST TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 28, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Global Bond Fund

The undersigned hereby appoints Robert H. Leshner and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on February 28, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 10, 1997.


                              Date: ____________________

                              NOTE: Please sign exactly as your
                              name appears on this proxy.  If
                              signing for an estate, trust or
                              corporation,  title or capacity
                              should be stated.  If the shares
                              are held jointly, both signers
                              should sign,  although the signature
                              of one will bind the other.

                              -------------------------------

                              --------------------------------

                              Signature(s) PLEASE SIGN IN BOX
                              ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES
BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.  DO NOT
USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF THE NOMINEES INDICATED AND FOR THE PROPOSALS
DESCRIBED HEREIN

1. With respect to approval of a new investment advisory agreement with Midwest Group Financial Services, Inc., to become effective upon the closing of the proposed acquisition of Leshner
Financial, Inc. by Countrywide Credit Industries, Inc.

FOR                AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

2. With respect to approval of a new subadvisory agreement with Rogge Global Partners plc, to become effective upon the closing of the proposed acquisition of Leshner Financial, Inc. by Countrywide Credit Industries, Inc.

FOR                AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

3. Authority to vote for the election of all nominees for trustee as listed below (except as marked to the contrary below).

FOR                WITHHOLD
[  ]               [  ]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE(S), WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

D. Bogdon, J. Delfino, H.J. Lerner, R. Leshner, A. Mozilo,
O. Robertson, J. Seymour, S. Sterpa

4. With respect to ratification of the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year.

FOR                AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

5. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.



PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                                  Midwest Trust
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                                              January 20, 1997



Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of Midwest Trust to be held on Friday, February 28, 1997 at 10:00 a.m., Eastern time, in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202.

         We have previously informed you of some recent developments involving Midwest Group Financial Services, Inc. (the "Adviser"), the Trust's investment adviser and principal underwriter, and its parent company, Leshner Financial, Inc. ("LFI"). On December 10, 1996, the shareholders of LFI entered into an Agreement for Exchange of Stock with Countrywide Credit Industries, Inc. ("CCI"), a publicly-held company and the nation's largest independent mortgage lender and servicer. Pursuant to the Agreement, CCI will acquire all of the outstanding stock of LFI.

         Widely recognized as a skilled innovator of financial products and services, CCI offers mortgage products to home buyers. In addition, CCI has a loan servicing operation and a variety of ancillary financial products and services which augments its mortgage lending and servicing operations.

         We view this transaction as very positive for a number of reasons. We will have access to CCI's broad managerial, financial and technological resources. Moreover, nothing will change regarding the management of the Trust or the investment strategies we employ. The full team of investment professionals assigned to the Trust will remain as it currently exists. Moreover, founder Robert H. Leshner will continue his role as President of the Trust and as Chairman of the Adviser.

     This transaction with CCI will allow the present management team to stay active in the Trust's operations without changing the existing corporate culture or the delivery of client service. We believe that these events will further strengthen the Trust as we plan for the future.

         Under the Investment Company Act of 1940, the stock transaction is considered an assignment of the investment advisory agreements between the Adviser and the Trust. The advisory agreements require that we obtain approval from shareholders of new investment advisory agreements for the Funds as a result of the transaction. Upon completion of such transaction, the Adviser will change its name but will continue to carry on its business with its current management. You are also being asked to elect a new slate of trustees and to ratify the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year.

     The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" each of the matters discussed herein.

         Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the special shareholders' meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy in the postage-paid envelope provided.

                                                 Very truly yours,

                                                 /s/ Robert H. Leshner

                                                 Robert H. Leshner
                                                 President

                                  MIDWEST TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 28, 1997


         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Midwest Trust (the "Trust") will be held in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202, on Friday, February 28, 1997 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To approve or disapprove, with respect to each series of the Trust, a new investment advisory agreement with Midwest
         Group Financial Services, Inc., to become effective upon the closing of the proposed acquisition of Leshner Financial, Inc. by Countrywide Credit Industries, Inc. No fee increase is proposed;

2.       To approve or disapprove, with respect to the Global Bond
         Fund series of the Trust, a new subadvisory agreement with Rogge Global Partners plc., to become effective upon the closing of the proposed acquisition of Leshner Financial, Inc. by Countrywide Credit Industries, Inc. No fee increase is proposed;

3. To elect eight trustees, each to serve until his successor is duly elected and shall qualify;

4. To ratify or reject the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year. No change in accountants is proposed.; and

5. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

         Shareholders of record at the close of business on January 3, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                      By order of the Board of Trustees,

                                      /s/ John F. Splain

                                      John F. Splain
January 10, 1997                      Secretary
-------------------------------------------------------------------------------
     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                  MIDWEST TRUST

                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 28, 1997
       -----------------------------------------------------------------

                               PROXY STATEMENT
       ------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Midwest Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about January 20, 1997.

     The  purpose  of the  meeting is to  consider  approval  of new  investment advisory agreements between Midwest Group Financial Services, Inc. (the "Adviser") and the Trust as a result of a proposed transaction whereby the Adviser, by means of an exchange of stock of the Adviser's parent company, will become a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc. ("CCI"). Shareholders of the Global Bond Fund are also being asked to consider approval of a new subadvisory agreement with Rogge Global Partners plc ("Rogge") as a result of the proposed transaction. Upon completion of such transaction, it is anticipated that the Adviser will continue to carry on its business with its current management at its current location. Shareholders are being asked to elect a new slate of trustees, subject to consummation of the proposed transaction. Shareholders are also being asked to ratify the selection of Arthur Andersen LLP as the Trust's independent public accountants.

         A summary of the proposals to be voted on by shareholders of each series is set forth below:

                                                                          New                    Ratification
                                                      New Advisory     Subadvisory                   of
                                                      Agreement with   Agreement      Election      Public
                                                      the Adviser      with Rogge   of Trustees  Accountants

Short Term Government Income Fund                           x/                             x/           x/
Intermediate Term Government Income Fund                    x/                             x/           x/
Institutional Government Income Fund                        x/                             x/           x/
Adjustable Rate U.S. Government Securities Fund             x/                             x/           x/
Global Bond Fund                                            x/              x/             x/           x/

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed that has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $15,000, and will be paid by LFI. LFI will also pay the printing and postage costs of the solicitation.

         In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. LFI will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         The Trust's annual report for the fiscal year ended September 30, 1996 is available at no charge by writing to the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202- 4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on January 3, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. The Trust is composed of five separate funds, the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund (individually a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Trust's shares. The Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund series each offer two classes of shares, Class A and Class C shares. As of the record date there were 149,797,026.674 shares of beneficial interest, no par value, of the Trust outstanding, comprised of 97,987,634.120 shares of the Short Term Government Income Fund, 5,433,861.211 shares of the Intermediate Term Government Income Fund, 43,157,466.580 shares of the Institutional Government Income Fund, 1,339,376.184 shares of the Adjustable Rate U.S. Government Securities Fund and 1,878,688.579 shares of the Global Bond Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

     On January 3, 1997, Star Bank, N.A., 425 Walnut Street Mail Location 6120, Cincinnati, Ohio owned of record 9.0% of the outstanding shares of the Institutional Government Income Fund; The Fechheimer Brothers Company, 4545 Malsbary Road, Cincinnati, Ohio owned of record 8.5% of the outstanding shares of the Institutional Government Income Fund; Martin S. Goldfarb, M.D., 919 N. Crescent, Beverly Hills, California owned of record 10.3% of the outstanding shares of the Global Bond Fund; Genova Investments Corp., Avenida Samuel Lewis Calle 53, Edinficio Omega Mezzanine, Republic of Panama owned of record 5.7% of the outstanding shares of the Global Bond Fund; PaineWebber FBO Tempel Steel Employee Pension Trust, 5215 Old Orchard Road, Skokie, Illinois owned of record 5.4% of the outstanding shares of the Global Bond Fund; and Amivest Corporation, P.O. Box 370 Cooper Station, New York, New York owned of record 27.7% of the outstanding shares of the Intermediate Term Government Income Fund and 24.7% of the outstanding shares of the Adjustable Rate U.S. Government Securities Fund. Amivest Corporation may be deemed to control the Intermediate Term Government Income Fund by virtue of the fact that it owns of record more than 25% of the outstanding shares of such Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Trust (or any Fund) on the record date.

         If a quorum (more than 50% of the outstanding shares of the Trust and of each Fund) is represented at the meeting, the vote of a majority of the outstanding shares of a Fund is required for approval of the new investment advisory agreement with the Adviser with respect to that Fund (Item I below). The vote of a majority of the outstanding shares of the Global Bond Fund is required for approval of the new subadvisory agreement with Rogge (Item II below). The vote of a majority of the outstanding shares for purposes of Items I and II means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. The vote of a plurality of the Trust's shares represented at the meeting is required for the election of trustees (Item III below). The vote of a simple majority of the shares voted is required for the ratification of the selection of Arthur Andersen LLP as the independent public accountants for each Fund (Item IV below).

     If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies which have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received which voted in favor of the proposal in favor of such an adjournment and will vote those proxies received which voted against the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the record date, all nominees for election of trustees and officers as a group owned of record or beneficially 1.7% of the outstanding shares of the Short Term Government Income Fund and less than 1% of the outstanding shares of each of the other Funds.

I. APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS WITH MIDWEST GROUP FINANCIAL SERVICES, INC.

         TERMS OF THE ACQUISITION. Pursuant to an Agreement for Exchange of Stock (the "Acquisition Agreement") dated December 10, 1996 between CCI and the shareholders of Leshner Financial, Inc. ("LFI"), CCI has agreed to acquire all of the outstanding common stock of LFI in exchange for newly issued common stock of CCI (the "Acquisition"). The Adviser is a wholly-owned subsidiary of LFI, of which Robert H. Leshner is the controlling shareholder. MGF Service Corp. ("MGF"), the Trust's administrator, transfer agent and accounting and pricing agent, is also a wholly-owned subsidiary of LFI. As a result of the Acquisition, the Adviser and MGF will become wholly-owned indirect subsidiaries of CCI. The value of the CCI common stock to be issued in the Acquisition is $18.5 million, subject to certain adjustments in the event that the trading price of CCI common stock at the closing is either greater than $29 per share or less than $24 per share. Pursuant to the Acquisition Agreement, $2.5 million of the purchase price payable to Mr. Leshner and members of his family will be withheld at closing and paid over the next five years based on the achievement of specified pre-tax earnings goals.

         The consummation of the Acquisition is subject to the satisfaction of various conditions subsequent to closing, including, but not limited to, obtaining shareholder approval of new investment advisory agreements for the Funds and the other funds within the Midwest Group complex, such that the assets under management by the Adviser under such new agreements are at least 90% of the amount of assets managed under the present investment advisory agreements on the date the Acquisition Agreement was executed; obtaining approval of new servicing agreements between MGF and its other investment company clients from each client's board, such that the projected fee income under all such new agreements is at least 90% of the projected fee income under the present servicing agreements; obtaining consent to the assignment of non-investment company advisory contracts of the Adviser, such that projected fee income for such contracts for which consent has been given is at least 90% of the projected fee income for all such contracts presently in force; any further consents and regulatory approvals required to consummate the Acquisition; favorable composition, in the sole discretion of CCI, of the Board of Trustees of the Trust and the other funds within the Midwest Group complex, which shall be in compliance with Section 15(f) of the Investment Company Act of 1940 (the "1940 Act"); the execution and delivery of an employment and non-competition agreement from certain key employees of LFI and its subsidiaries; the receipt by the parties to the Acquisition Agreement of certain legal and tax opinions; the absence of any litigation or other event prior to consummation of the
Acquisition that could have a material adverse affect on LFI or its subsidiaries; and the receipt of an opinion and independent appraisal which provides that the Acquisition is fair to the participants in LFI's Employee Stock Ownership Plan and that the fair market value of the LFI shares held by LFI's Employee Stock Ownership Plan is not greater than the consideration to be received by the participants in connection with the Acquisition.

     The Acquisition Agreement contemplates that certain key personnel of the Adviser will enter into employment and non-competition agreements with CCI, which is intended to assure that the Adviser will continue to operate with its same investment personnel and officers. Upon completion of the Acquisition, the Adviser expects to retain the services of all of its current management personnel, including Robert H. Leshner, who intends to enter into a five-year employment agreement with CCI. Furthermore, no changes in the Adviser's method of operation, or the location where it conducts its business, are contemplated.

         Under the 1940 Act, a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. The Acquisition constitutes a "change in control" of the Adviser for purposes of the 1940 Act and will cause the "assignment" and resulting termination of the present investment advisory agreements. Accordingly, the Board of Trustees recommends that new investment advisory agreements (the "New Management Agreements") between the Trust and the Adviser, on behalf of each Fund, be approved by shareholders of the applicable Fund.

         Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Acquisition.

         The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. No interested person of the Adviser within the meaning of the 1940 Act will serve on the Board of Trustees of the Trust during such period if such service would cause this condition to be violated.

         THE PRESENT MANAGEMENT AGREEMENTS. The Adviser currently provides investment advisory services to the Funds pursuant to four separate investment advisory agreements between the Trust and the Adviser. Each of the current investment advisory agreements are referred to individually as a "Present Management Agreement" and collectively as the "Present Management Agreements." The Present Management Agreement with respect to the Short Term Government Income Fund and the Intermediate Term Government Income Fund is dated January 30, 1990 and was last approved by shareholders of each Fund on that date. The Present Management Agreement with respect to the Institutional Government

Income Fund is dated January 30, 1990 and was last approved by shareholders of such Fund on that date. The Present Management Agreement with respect to the Adjustable Rate U.S. Government Securities Fund is dated November 30, 1992 and was last approved by shareholders of such Fund on December 1, 1992. The Present Management Agreement with respect to the Global Bond Fund is dated January 31, 1995 and was approved by the Adviser, as such Fund's sole shareholder, on that date. The Present Management Agreements were last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Adviser or the Trust (the "Independent Trustees"), on December 11, 1996.

         THE NEW MANAGEMENT AGREEMENTS. The terms and conditions of the New Management Agreements are substantially identical in all material respects to those of the Present Management Agreements with the exception of a change in the effective date and the termination date and the removal of three provisions contained in the Present Management Agreements which management of the Trust believe to be non-material:

         (1) The New Management Agreements will not provide, as do the Present Management Agreements, that each Fund will pay the compensation and expenses of the Chief Financial Officer of the Trust since, in the past, the Funds have not actually paid these expenses. The removal of this provision will not result in a reduction in the expenses of any Fund.

         (2) The New Management Agreements do not contain a provision requiring the Adviser to reduce its compensation during any fiscal year in the event expenses exceed the lowest expense limitations imposed by state securities administrators in the states where a Fund's shares are qualified for sale. This language has not been provided for in the New Management Agreements because of the enactment, in October 1996, of the National Securities Markets Improvement Act of 1996, which eliminates substantive state regulation of mutual funds.

         (3) The final provision contained in the Present Management Agreements but which is not included in the New Management Agreements is one which permits the Adviser to use the name "Midwest" or "Midwest Income" in connection with another business enterprise in which the Adviser is, or may become associated. This provision has been removed because the name of the Trust will be changed to "Countrywide Investment Trust" upon completion of the Acquisition. It is contemplated that CCI will retain all rights to the name "Countrywide" by means of a Licensing Agreement to be entered into between CCI and the Trust.

                        SHORT TERM GOVERNMENT INCOME FUND

     Under the New Management Agreement for the Short Term Government Income Fund, the Adviser will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Adviser and the investment objectives, policies and restrictions of the Fund. Under the New Management Agreement, the Adviser will receive from the Short Term Government Income Fund a fee, computed and accrued daily and paid monthly, at an annual rate of .50% of the average daily net assets of such Fund up to $50 million; .45% of the next $100 million of such assets; .40% of the next $100 million of such assets; and
 .375% of such assets in excess of $250 million. This is the same fee that the Adviser currently receives from the Fund under its Present Management Agreement. During the fiscal year ended September 30, 1996, the Short Term Government Income Fund paid advisory fees of $419,926 to the Adviser. The form of the New Management Agreement for the Short Term Government Income Fund is attached as Exhibit A.

                    INTERMEDIATE TERM GOVERNMENT INCOME FUND

     Under the New Management Agreement for the Intermediate Term Government Income Fund, the Adviser will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Adviser and the investment objectives, policies and restrictions of the Fund. Under the New Management Agreement, the Adviser will receive from the Intermediate Term Government Income Fund a fee, computed and accrued daily and paid monthly, at an annual rate of .50% of the average daily net assets of such Fund up to $50 million; .45% of the next $100 million of such assets; .40% of the next $100 million of such assets; and .375% of such assets in excess of $250 million. This is the same fee that the Adviser currently receives from the Fund under its Present Management Agreement. During the fiscal year ended September 30, 1996, the Intermediate Term Government Income Fund paid advisory fees of $289,680 to the Adviser. The form of the New Management Agreement for the Intermediate Term Government Income Fund is attached as Exhibit A.

                 ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND

     Under the New Management Agreement for the Adjustable Rate U.S. Government Securities Fund, the Adviser will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Adviser and the investment objectives, policies and restrictions of the Fund. Under the New Management Agreement, the Adviser will receive from the Adjustable Rate U.S. Government Securities Fund a fee, computed and accrued daily and paid monthly, at an annual rate of .50% of the average daily net assets of such Fund up to $50 million; .45% of the next $100 million of such assets; .40% of the next $100 million of such assets; and .375% of such assets in excess of $250 million. This is the same fee that the Adviser currently receives from the Fund under its Present Management Agreement. During the fiscal year ended September 30, 1996, the Adviser waived all of its advisory fees from the Adjustable Rate U.S. Government Securities Fund and reimbursed the Fund for $45,450 of its other operating expenses. There is no assurance that any fee waivers will continue in the future. The form of the New Management Agreement for the Adjustable Rate U.S. Government Securities Fund is attached as Exhibit A.

         The Adviser currently retains Hanover Capital Advisors Inc. ("Hanover") to review the Adjustable Rate U.S. Government Securities Fund's portfolio holdings and overall investment strategy pursuant to the terms of a Subadvisory Agreement dated November 30, 1992 between the Adviser and Hanover. The Adviser (not the Fund) pays Hanover a fee for these services at an annual rate of .25% of the average daily net assets of such Fund up to $50 million; .225% of the next $100 million of such assets; .2% of the next $100 million of such assets; and .1875% of such assets in excess of $250 million. The fee is subject to a reduction in the event the Adviser waives any portion of its advisory fee. For the fiscal year ended September 30, 1996, the Adviser paid fees of $322 to Hanover. Upon the consummation of the Acquisition, the Subadvisory Agreement with Hanover will terminate and Hanover will no longer provide subadvisory services to the Adjustable Rate U.S. Government Securities Fund.

                      INSTITUTIONAL GOVERNMENT INCOME FUND

     Under the New Management Agreement for the Institutional Government Income Fund, the Adviser will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Adviser and the investment objectives, policies and restrictions of the Fund. Under the New Management Agreement, the Adviser will receive a fee from the Institutional Government Income Fund, computed and accrued daily and paid monthly, at an annual rate of .20% of the average daily net assets of such Fund. This is the same fee that the Adviser currently receives from the Institutional Government Income Fund under the Present Management Agreement. During the fiscal year ended September 30, 1996, the Institutional Government Income Fund paid advisory fees (net of voluntary fee waivers) of $37,969 to the Adviser. There is no assurance that any fee waivers will continue in the future. The form of the New Management Agreement for the Institutional Government Income Fund is attached as Exhibit B.

                                GLOBAL BOND FUND

         Under the New Management Agreement for the Global Bond Fund, the Adviser will provide general investment supervisory services to the Fund. The Adviser will provide various management and administrative services, statistical services and programs and strategies to the Global Bond Fund, subject to the supervision of the Board of Trustees. The Adviser will receive from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of .70% of the average daily net assets of such Fund up to $100 million and .60% of such assets in excess of $100 million. This is the same fee that the Adviser currently receives from the Global Bond Fund under the Present Management Agreement. During the fiscal year ended September 30, 1996, the Global Bond Fund paid advisory fees (net of voluntary fee waivers) of $113,961 to the Adviser. There is no assurance that any fee waivers will continue in the future. The form of the New Management Agreement for the Global Bond Fund is attached as Exhibit C.

                                    ALL FUNDS

     If the New Management Agreements are approved by shareholders of the Funds, they will become effective upon the consummation of the Acquisition. The New Management Agreements provide that they will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by
(a) the Board of  Trustees  or (b) a vote of a majority  (as defined in the 1940
Act) of the outstanding shares of a Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The New Management Agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser. The New Management Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

         Each New Management Agreement provides that the Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with specific instructions from the Trust, provided that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under such Agreement, or breach of its obligations thereunder.

         The descriptions set forth in this Proxy Statement of the New Management Agreements are qualified in their entirety by reference to Exhibits A, B and C.

         In the  event  that  shareholders  of a Fund  do not  approve  the  New
Management Agreement with respect to such Fund and the Acquisition is consummated, the Board of Trustees will promptly seek to obtain for such Fund interim advisory services either from the Adviser or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Acquisition is not consummated for any reason, the Adviser will continue to serve as the investment adviser of the Funds pursuant to the terms of the Present Advisory Agreements.

         INFORMATION CONCERNING CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending. CCI offers a variety of mortgage products to home buyers, including home equity loans and subprime credit quality first-lien mortgages. In addition, CCI has a loan servicing operation which serves over 1.4 million homeowners as well as a variety of ancillary financial products and services which augment its mortgage lending and servicing operations. Founded in 1969, CCI is the nation's largest independent residential mortgage lender and servicer. CCI has more than 5,500 employees and 350 offices across the nation. Angelo R. Mozilo, who has been nominated to serve as a trustee of the

Trust, is the Vice Chairman of the Board and Executive Vice President of CCI. According to recent reports filed with the Securities and Exchange Commission, Neuberger & Berman, 605 Third Avenue, New York, New York 10158, is the beneficial owner of 14.6% of the outstanding shares of CCI common stock and Oppenheimer Group, Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281, is the beneficial owner of 15.6% of the outstanding shares of CCI common stock.

         INFORMATION CONCERNING THE ADVISER. The Adviser is a wholly-owned subsidiary of LFI, of which Robert H. Leshner is the controlling shareholder. The Adviser also serves as the Trust's principal underwriter. If the Acquisition is consummated, the Adviser will continue to serve as the Trust's principal underwriter pursuant to the terms of a new underwriting agreement which was approved by the Board of Trustees, including a majority of the Independent Trustees, on December 11, 1996.

         Mr. Leshner, his wife and two daughters together own of record and beneficially 64.2% of the issued and outstanding shares of LFI. Mr. Leshner, in his capacity as trustee of LFI's Employee Stock Ownership Plan, is the record owner of an additional 32.2% of the issued and outstanding shares of LFI. James A. Markley, Jr. and Noretta Markley, as trustees of the Noretta Markley Trust, are the record owners of 3.6% of the issued and outstanding shares of LFI.

         During LFI's fiscal year ended September 30, 1996, Mr. Leshner purchased a total of 8,441.75 shares (representing approximately 7.4% of the outstanding shares) of the common stock of LFI from three officers of LFI. During such fiscal year, LFI purchased and retired as treasury shares a total of 1,840.5 shares (representing approximately 1.6% of the outstanding shares) of its common stock from two officers of LFI. The purchase price for each transaction was $163 per share. Upon consummation of the Acquisition, the current shareholders of LFI will own of record and beneficially less than 1% of the outstanding common shares of CCI.

         The directors and principal executive officers of the Adviser are Robert H. Leshner, who is Chairman of the Board and a director of the Adviser, MGF and LFI; Michael F. Andrews, who is President of the Adviser and a director and Vice President of LFI; and James A. Markley, Jr., who is a director of the Adviser, MGF and LFI and is also President of LFI. The address of the Adviser and of each director and principal executive officer is 312 Walnut Street, Cincinnati, Ohio 45202.

     The Adviser serves as investment adviser to the following affiliated registered investment companies listed below:


                                                                           Amount of the
                                      Net Assets as of                     Adviser's Annual
Name of Fund                          December 31, 1996                    Advisory Fees
------------                          -----------------                    -------------
Midwest Group
Tax Free Trust:

Tax-Free Money Fund                       $ 36,930,361                     With respect to each
Ohio Tax-Free Money                                                        Fund, .50% of average
 Fund                                      279,687,085                     daily net assets up to
California Tax-Free                                                        $100 million; .45% of
 Money Fund*                                38,659,316                     next $100 million of
Royal Palm Florida                                                         such assets; .40% of
 Tax-Free Money Fund*                       48,845,225                     next $100 million of
Tax-Free Intermediate                                                      such assets; and .375%
 Term Fund                                  69,675,882                     of such assets in
Ohio Insured Tax-Free                                                      excess of $300 million
 Fund                                       77,542,779

Midwest Strategic
Trust:

U.S. Government                                                            With respect to each
 Securities Fund*                           $20,574,996                    Fund, .75% of average
Treasury Total                                                             daily net assets up to
 Return Fund*                                11,211,196                    $200 million; .70% of
Utility Fund                                 42,381,631                    next $300 million of
Equity Fund*                                 16,714,752                    such assets; and .50%
                                                                           of such assets in
                                                                           excess of $500 million

  * During the 1996 fiscal year, the Adviser waived a portion of its advisory fees for such funds. There is no assurance that any fee waivers will continue in the future.

         INFORMATION CONCERNING MGF. MGF provides transfer agency, shareholder servicing and accounting and pricing services to the Funds. The address of MGF is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. During the fiscal year ended September 30, 1996, MGF received fees from the Funds for its services as transfer and shareholder servicing agent and accounting and pricing services agent as follows:

                                           As Transfer          As  Accounting
                                           and Shareholder      and Pricing
                                           Servicing Agent      Services Agent

Short Term Government Income Fund              $183,219             $36,000
Intermediate Term Government Income Fund         64,558              51,000
Adjustable Rate U.S. Government Securities Fund  26,221              51,000
Institutional Government Income Fund             12,862              36,000
Global Bond Fund                                 24,000              57,000

         MGF is retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, MGF supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Funds) pays MGF a fee for these services equal to .1% of the average value of each Fund's daily net assets.

     If the Acquisition is consummated, MGF will continue to provide transfer agent, accounting and pricing and administrative services to the Trust at the same rates as are currently in effect, pursuant to new service agreements which were approved by the Board of Trustees, including a majority of the Independent Trustees, on December 11, 1996.

      EVALUATION BY THE BOARD OF TRUSTEES. On December 11, 1996, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Management Agreements. Prior to such approval, the Independent Trustees met separately with their counsel, which did not represent either LFI or CCI, for the purpose of assisting them in reaching a determination with respect to the New Management Agreements.

         In considering approval of the New Management Agreements, the Board of Trustees carefully evaluated information they deemed necessary to enable them to determine whether the New Management Agreements will be in the best interests of each Fund and its shareholders. In making this recommendation, the Trustees evaluated the experience of the Adviser's key personnel in investing, the quality of services the Adviser is expected to provide to the Funds and the compensation proposed to be paid to the Adviser. The Trustees have given careful consideration to all factors deemed to be relevant to the Trust, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Funds as compared to similar mutual funds; (3) the nature and quality of the services expected to be rendered to the Trust by the Adviser;
(4) the
distinct investment objective and policies of each Fund; (5) the research services received by the Adviser from brokers as a result of placement of the Funds' brokerage, which may benefit the Funds; (6) that the compensation payable to the Adviser under the New Management Agreements will be at the same rate as the compensation now payable to the Adviser under the Present Management
Agreements; (7) that the terms of the New Management Agreements are substantially identical in all material respects as the terms of the Present Management Agreements except for different effective and termination dates and the removal of several non-material provisions; (8) the history, reputation, qualification and background of the Adviser and CCI and their respective financial conditions, as well as the qualifications of their personnel; (9) the commitment of LFI to pay or reimburse the Trust for the expenses incurred in connection with the Acquisition; and (10) the substantial benefits expected to be realized as a result of the Adviser's ownership by CCI, such as the potential for increasing Fund assets and the opportunity to gain access to CCI's managerial and technological resources.

     In making the determination to recommend approval of the New Management Agreements to shareholders of the Trust, the Board of Trustees gave substantial weight to the Adviser's representations that (i) the Acquisition should benefit the Adviser and the Funds by preserving the Adviser's independent management structure and portfolio management style, while providing stability from a strengthening balance sheet, more attractive financial incentives to the Adviser's employees and increased resources for the Adviser's operations; (ii) the Acquisition will not materially affect the advisory operations of the Adviser or the level or quality of advisory services provided to the Funds;
(iii) the same personnel of the Adviser who currently provide services to the Trust will continue to do so after the Acquisition; (iv) the Trust will not be subject to any unfair burden as a result of the Acquisition; (v) access to CCI's broad managerial, financial and technological resources should allow the Adviser to increase the range and quality of services provided to the Trust; and (vi) the Acquisition could potentially result in an increase in assets of the Funds, thereby possibly reducing the effective rate of the Adviser's fees and other expenses of the Funds. In considering approval of the New Management Agreements, the Board of Trustees reviewed the most recent audited financial statements of the Adviser and of CCI. The Board of Trustees believes that the Acquisition should benefit the Adviser and the Funds and that the Funds should receive investment advisory services under the New Management Agreements equal or superior to those currently received under the Present Management Agreements, at the same fee levels. The Board of Trustees therefore unanimously recommends approval of the New Management Agreements by shareholders of each Fund.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW MANAGEMENT AGREEMENTS.

II. APPROVAL OR DISAPPROVAL OF A NEW SUBADVISORY AGREEMENT WITH ROGGE GLOBAL PARTNERS PLC FOR THE GLOBAL BOND FUND

         The Adviser has retained Rogge Global Partners plc ("Rogge") to manage the Global Bond Fund's investments pursuant to an Investment Advisory Agreement between the Trust, Rogge and the Adviser (the "Present Subadvisory Agreement"). The Present Subadvisory Agreement is dated August 28, 1996 and was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 6, 1996 and by shareholders of the Global Bond Fund on August 27, 1996.

         The Acquisition could be viewed as constituting a "change in control" of the Adviser, a party to the Present Subadvisory Agreement, for purposes of the 1940 Act and cause the "assignment" and resulting termination of the Present Subadvisory Agreement. Accordingly, the Board of Trustees proposes that a new subadvisory agreement among the Trust, the Adviser and Rogge (the "New Subadvisory Agreement") be approved by shareholders of the Global Bond Fund.

         THE NEW SUBADVISORY AGREEMENT. The terms and conditions of the New Subadvisory Agreement are identical in all material respects to those of the Present Subadvisory Agreement with the exception of the effective and termination dates.

     Under the New Subadvisory Agreement, Rogge will select the portfolio securities for investment by the Global Bond Fund, purchase and sell securities for the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, subject to the supervision and control of the Adviser and the Board of Trustees, such specific instructions as the Board of Trustees may adopt and communicate to Rogge, the investment objectives, policies and restrictions of the Fund and instructions from the Adviser. The Adviser (not the Fund) will pay Rogge a fee for these services, computed and accrued daily and paid monthly, at an annual rate of .35% of the average daily net assets of the Fund up to $100 million and .30% of such assets in excess of $100 million. This is the same fee that Rogge currently receives from the Adviser under the Present Subadvisory Agreement. The Adviser is solely responsible for the payment of fees to Rogge and Rogge agrees to seek payment of its fees solely from the Adviser. During the fiscal year ended September 30, 1996, the Adviser paid fees of $68,532 to Rogge.

         If the New Subadvisory Agreement is approved by shareholders of the Global Bond Fund, it will become effective upon the consummation of the Acquisition. The New Subadvisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The New Subadvisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, by the Adviser or by Rogge. The New Subadvisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         The New Subadvisory Agreement provides that Rogge shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with specific instructions from the Trust, provided that such acts or omissions shall not have resulted from Rogge's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Rogge in its actions under such Agreement, or breach of its obligations thereunder.

         The New Subadvisory Agreement is attached as Exhibit D. The description set forth in this Proxy Statement of the New Subadvisory Agreement is qualified in its entirety by reference to Exhibit D.

         In the event that shareholders of the Global Bond Fund do not approve the New Subadvisory Agreement and the Acquisition is consummated, the Board of Trustees will promptly seek to obtain for the Fund interim subadvisory services either from Rogge or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new subadvisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Acquisition is not consummated for any reason, Rogge will continue to serve as the subadviser of the Fund pursuant to the terms of the Present Subadvisory Agreement.

         INFORMATION CONCERNING ROGGE. Rogge, an English public company, is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed company principally engaged, through affiliated firms in the United

States and abroad, in providing institutional investment management services and acquiring institutional investment management firms.

         The directors of Rogge are Olaf Rogge, who is the principal executive officer and managing director of Rogge, John Graham, Richard Bell, Adrian James and David Russell, who is also a director of UAM. The address of Rogge and of each director and principal executive officer (except for David Russell) is 5-6 St. Andrew's Hill, London EC4V 5BY, England. The address of UAM and of David Russell is One International Place, Boston, Massachusetts 02110.

         Rogge serves as investment adviser to the following unaffiliated registered investment companies listed below:

                            Net Assets as of            Amount of Rogge's
Name of Fund                December 31, 1996           Annual Advisory Fees
------------                -----------------           --------------------
Pace Global Fixed            $47,825,048                  .35% of average
Income Investments Fund                                   daily net assets

Manager's Global             $16,805,910                  .35% of average
Bond Fund                                                 daily net assets up
                                                          to $20 million and
                                                          .25% of such assets
                                                          in excess of $20
                                                          million

         EVALUATION BY THE BOARD OF TRUSTEES. On December 11, 1996, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Subadvisory Agreement.

         In considering approval of the New Subadvisory Agreement, the Board of Trustees relied on the Adviser's representation that there have been no material changes in the personnel, financial condition or management style of Rogge since August 6, 1996, on which date the Board of Trustees approved the Present Subadvisory Agreement. On August 6, 1996, the Trustees had reviewed all factors deemed to be relevant to the Present Subadvisory Agreement, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Fund as compared to similar mutual funds; (3) the nature and quality of the services expected to be rendered to the Fund by Rogge; (4) the distinct investment objective and policies of the Fund; (5) Rogge's investment performance records; (6) that the compensation payable to Rogge under the New Subadvisory Agreement will be at the same rate as the compensation now payable to Rogge under the Present Subadvisory Agreement; (7) that the terms of the New Subadvisory Agreement are substantially identical in all material respects as the terms of the Present Subadvisory

Agreement except for different effective and termination dates; and (8) the history, reputation, qualification and background of Rogge and UAM and their respective financial conditions, as well as the qualifications of their personnel.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE GLOBAL BOND FUND APPROVE THE NEW SUBADVISORY AGREEMENT WITH
ROGGE.

III.     ELECTION OF TRUSTEES TO SERVE UPON CONSUMMATION OF THE ACQUISITION

         On January 8, 1997, the Board of Trustees, including a majority of the Independent Trustees, met to review pertinent information on the nominees for election to the Board of Trustees and unanimously determined to nominate each of the individuals named below to serve on the Board, subject to the required shareholder approval. At such meeting, the Independent Trustees were represented by their counsel for the purpose of assisting them in reaching a determination with respect to the nominees.

         Five individuals not currently serving on the Board of Trustees have been nominated to serve as trustees, effective upon consummation of the Acquisition. If elected by shareholders, the five nominees will serve together with three members of the present Board of Trustees, Robert H. Leshner,
H. Jerome Lerner and Oscar P. Robertson. Upon consummation of the Acquisition, Dale P. Brown, Gary W. Heldman, Richard A. Lipsey, Donald J. Rahilly, Fred A. Rappoport and Robert B. Sumerel intend to resign from the Board of Trustees.
In the event the Acquisition is not consummated for any reason, the members of the present Board of Trustees will continue to serve as trustees. Consummation of the Acquisition is conditioned upon satisfactory composition of the Board of Trustees, in the sole discretion of CCI.

       Eight nominees are to be elected, each to serve until his or her successor is duly elected and shall qualify. The current Independent Trustees reserve the right to substitute another person or persons of their choice as nominee or nominees if a nominee is unable to serve as a trustee at the time of the meeting for any reason. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding each nominee for election as a trustee by shareholders.

                                                                                  Compensation During
                                                            Amount of              the Fiscal Year
Name and Principal Occupation                               Beneficial             Ended September 30,
During the Past Five Years                                  Ownership                   1996 From:
and Directorships of                        Trustee         of Shares of             The             The Midwest
Public Companies                    Age     Since           the Trust (1)            Trust           Complex(2)
-----------------------------       ---     -------         -------------          ---------         ----------

DONALD L. BOGDON, M.D.              66      Nominee          None                     --                 --
Physician with Hematology
Oncology Consultants and
director of Verdugo VNA (a
hospice facility). He was
formerly President of Western
Hematology/Oncology (1971-1996)
and Chairman of the Board of
Glendale Memorial Hospital
(1991-1993).

JOHN R. DELFINO                     63      Nominee          None                     --                 --
President of Concorde Capital
Corporation (an investment firm).
He was formerly a director of
Cypress Financial (1984-1993)
and Chairman of Rancho Santa
Margarita (1989-1993), mortgage
banking firms.

H. JEROME LERNER                    58      1981             1,992.54                 $2,849            $8,100
Principal of HJL Enterprises                                 shares of the
and Chairman of Crane                                        Short Term Government
Electronics, Inc. (a                                         Income Fund; 8,860.77
manufacturer of electronic                                   shares of the
connectors).  He is also                                     Institutional
a trustee of Midwest Group                                   Government Income
Tax Free Trust and Midwest                                   Fund
Strategic Trust.

*ROBERT H. LESHNER                  57      1981             1,378.888.96               $0               $0
Chairman of the Board                                        shares of the
of Midwest Group                                             Short Term
Financial Services, Inc. (the                                Government Income
investment adviser and                                       Fund (1.4% of the
principal underwriter of the                                 outstanding shares
Trust), MGF Service Corp. (a                                 of such Fund);
registered transfer agent) and                               1,914.30 shares
Leshner Financial, Inc. (a                                   of the
financial services company and                               Institutional
parent of Midwest Group                                      Government Income
Financial Services, Inc.                                     Fund; 1,311.55
and MGF Service Corp.).                                      shares of the
He is also President and a                                   Global Bond Fund



                                                     - 20 -




trustee of Midwest Group Tax
Free Trust and Midwest
Strategic Trust.

**ANGELO R. MOZILO                  58      Nominee          None                     --                 --
Vice Chairman of the Board
and Executive Vice President
of Countrywide Credit Industries,
Inc. He is also President and
a director of CWM Mortgage Holdings,
Inc. (a publicly-held real estate
investment trust managed by CCI).

OSCAR P. ROBERTSON                  57      1981             300,197.60 shares        $2,549             $6,600
President of Orchem Corp.                                    of the Short Term
(a chemical specialties                                      Government Income
distributor) and Orpack                                      Fund; 6,747.81
Stone Corporation (a                                         shares of the
corrugated box                                               Intermediate Term
manufacturer). He is also                                    Government Income
a trustee of Midwest                                         Fund
Group Tax Free Trust
and Midwest Strategic
Trust.

JOHN F. SEYMOUR, JR.                59      Nominee          None                     --                 --
Chief Executive Officer
of the Southern California
Housing Development Agency
and a consultant for Orange
Coast Title Co. (a mortgage
title insurance company).
He is also a director of
Irvine Apartment Communities
(a real estate investment trust)
and Inco Homes (a home builder).
He was formerly a Senator in the
United States Congress (1991-2)
and a director of the
California Housing Finance
Agency (1993-4).

SEBASTIANO STERPA                   67      Nominee          None                     --                 --
Chairman of Sterpa Realty,
Inc. and Chairman and a
director of the California
Housing Finance Agency.  He
is also a director of Real
Estate Business Services and
a director of the SunAmerica
Mutual Funds.

(1) Voting and investment power as of January 3, 1997. Unless otherwise indicated, the percentage of shares of a Fund owned beneficially by any nominee does not exceed one percent of the outstanding shares of such Fund.

(2) The Midwest Complex consists of the Trust, Midwest Group Tax Free Trust and Midwest Strategic Trust.

* Robert H. Leshner, as an affiliated person of Midwest Group Financial Services, Inc., the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Leshner may directly or indirectly receive benefits from the New Management Agreements as a result of such affiliation.

** Angelo R. Mozilo, as an affiliated person of Countrywide Credit Industries, Inc., will be an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Mozilo may directly or indirectly receive benefits from the New Management Agreements as a result of such affiliation.

*** On February 2, 1996, an involuntary petition under Chapter 7 of the U.S. Bankruptcy Code was filed by creditors against Orchem, Inc., of which Mr. Robertson was the chief executive officer. The case was subsequently converted to a Chapter 11 bankruptcy and is still pending in the U.S. Bankruptcy Court.

         Dr. Bogdon and Messrs. Delfino and Sterpa currently have outstanding mortgage loans through CCI. Each mortgage loan was entered into as a result of an arm's length transaction at competitive interest rates. Each of such loans was placed prior to the beginning of the last two completed fiscal years of the Trust. The outstanding aggregate balances of such loans are approximately $315,000 for Dr. Bogdon, $950,000 for Mr. Delfino and $954,000 for Mr. Sterpa. In addition, since April 15, 1989, CCI has leased a commercial property from Mr. Sterpa at a competitive monthly rate of approximately $2,520.

         All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Each nominee is also standing for election as a trustee of Midwest Group Tax Free Trust and Midwest Strategic Trust. Trustees on the Board who are not interested persons of the Trust will receive a quarterly retainer of $1,000 plus $750 for each Board meeting attended. Such fees are split equally among the Trust, Midwest Group Tax Free Trust and Midwest Strategic Trust.

         The Trust has an Audit Committee currently consisting of Dale P. Brown,
H. Jerome Lerner and Richard A. Lipsey. If all of the nominees to serve on the Board are elected by shareholders, it is anticipated that the Audit Committee will consist of Mr. Lerner and two nominees for election as trustees who are not interested persons of the Trust or the Adviser. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent public accountants, reviews with such accountants the scope and results of the Trust's annual audit, reviews the semiannual financial reports of the Trust and considers any comments which the accountants may have regarding the Trust's financial statements or books of account. Audit Committee members will each receive $300 ($100 payable by each of the Trust, Midwest Group Tax Free Trust and Midwest Strategic Trust) for attending an Audit Committee meeting.

         During the fiscal year ended September 30, 1996, the Board of Trustees held five meetings and the Audit Committee held four meetings. During such fiscal year, each trustee attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period during which he has been a trustee) and (ii) the total number of meetings held by the committee of the Board of Trustees on which he served.

         EXECUTIVE OFFICERS. The Trust's executive officers are set forth below. The business address of each officer is 312 Walnut
Street, Cincinnati, Ohio 45202.

Name and Principal Occupation          Officer     Position with
During the Past Five Years     Age     Since       the Trust
---------------------------   ----     -------     -------------
ROBERT H. LESHNER              57       1981        President
(See page 20)                                       and Trustee

JOHN F. SPLAIN                 40       1988        Secretary
Secretary and General Counsel
of Leshner Financial, Inc.,
Midwest Group Financial
Services, Inc. and MGF Service
Corp.  He is also Secretary of

Midwest Group Tax Free Trust,
Midwest Strategic Trust,
Brundage, Story and Rose
Investment Trust,  Williamsburg
Investment Trust,  Markman
MultiFund Trust, The Tuscarora
Investment Trust, PRAGMA Investment
Trust,  Maplewood Investment Trust
and The Thermo Opportunity Fund, Inc.
and Assistant Secretary of Fremont
Mutual Funds, Inc.,  Schwartz
Investment Trust, The Gannett Welsh
& Kotler Funds and Capitol Square
Funds (all of which are registered
investment companies).

MARK J. SEGER, C.P.A.           34       1989           Treasurer
Vice President of Leshner
Financial, Inc. and MGF
Service Corp.  He is also
Treasurer of Midwest Group
Tax Free Trust, Midwest
Strategic Trust, Brundage,
Story and Rose Investment
Trust, Williamsburg Investment
Trust, Markman MultiFund
Trust, PRAGMA Investment Trust,
Maplewood Investment Trust, The
Thermo Opportunity Fund, Inc. and
Capitol Square Funds; Assistant
Treasurer of Schwartz Investment
Trust, The Tuscarora Investment
Trust and The Gannett Welsh &
Kotler Funds; and Assistant Secretary
of Fremont Mutual Funds, Inc.

         John F. Splain and Mark J. Seger, as participants in LFI's Employee Stock Ownership Plan, own beneficially less than 1% of the outstanding shares of LFI and, as a result, have an interest in the approval of the New Management Agreements. It is expected that Mr. Splain and Mr. Seger will enter into employment and non-competition agreements with CCI prior to consummation of the Acquisition.

IV. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP has been selected as the Trust's independent public accountants for the current fiscal year by vote of the Board of Trustees, including a majority of the Independent Trustees. The employment of Arthur Andersen LLP is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

         Arthur Andersen LLP has acted as the Trust's independent public accountants since 1981. If the Trust's shareholders do not ratify the selection of Arthur Andersen LLP, other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of Arthur Andersen LLP are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Arthur Andersen LLP are present, they will be available to respond to appropriate questions from shareholders.


         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP. Adoption of this Proposal is not conditioned upon consummation of the Acquisition.

V.       OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                            By Order of the Board of Trustees,


                                            /s/ John F. Splain

                                            John F. Splain
                                            Secretary

Date: January 10, 1997

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                    EXHIBIT A
                                     FORM OF
                              MANAGEMENT AGREEMENT:

                     SHORT TERM GOVERNMENT INCOME FUND
                    INTERMEDIATE TERM GOVERNMENT INCOME FUND
                 ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND

TO:      MIDWEST GROUP FINANCIAL SERVICES, INC.
         312 Walnut Street
         Cincinnati, Ohio  45202

Dear Sirs:

         Midwest Trust (hereinafter referred to as the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment
company. The [     ] Fund (the "Fund") has been established as a series of the
Trust. You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

1.       ADVISORY SERVICES

         You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with its investment objectives and policies. You will determine what securities shall be purchased for the Fund, what portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further, to such policies and instructions as the Board of Trustees (the "Board") of the Trust may from time to time establish and supply to you copies thereof. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

2.       ALLOCATION OF CHARGES AND EXPENSES

         You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, stockholders or employees of your corporation and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, employees or stockholders of your corporation will be paid by the Trust.

         You will pay all advertising and promotion expenses incurred in connection with the sale or distribution of the Fund's shares to the extent such expenses are not assumed by the Fund under the Trust's Plans of Distribution Pursuant to Rule 12b-1.

         The Fund will also be responsible for the payment of all other operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer, shareholder service and dividend disbursing agent and accounting and pricing agent of the Fund, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of trustees of the Trust who are not affiliated with you, the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses for delivery to the Fund's shareholders, the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders, expenses of shareholders' meetings and proxy solicitations, such extraordinary or nonrecurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Fund's obligations. All other expenses not assumed by you herein incurred by the Fund in connection with the organization, registration of shares and operations of the Fund will be borne by the Fund.

3.       COMPENSATION OF THE ADVISER

         For all of the services to be rendered and payments made as provided in this Agreement, the Fund will pay you as of the last day of each month, a fee equal to the annual rate of .50% of the average value of the daily net assets of the Fund up to $50,000,000; .45% of such assets from $50,000,000 to $150,000,000; .40% of such assets from $150,000,000 to and including $250,000,000; and .375% of such assets in excess of $250,000,000.

         The total fees payable during each of the first and second halves of each fiscal year of the Trust shall not exceed the semiannual total of the daily fee accruals requested by you during the applicable six month period. The average value of net assets shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund's shares has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         Your compensation with respect to each additional series of the Trust effectively registered for sale in a public offering after the date of this Agreement shall be determined by the Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of you or of the Trust, and approved pursuant to the provisions of Section 15 of the Investment Company Act of 1940.

4.       EXECUTION OF PURCHASE AND SALE ORDERS

         In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's accounts with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Trust and you understand that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

         If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Trust. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others.

5.       LIMITATION OF LIABILITY OF ADVISER

         You (including your directors, officers, shareholders, employees, control persons and affiliates of any thereof) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from the reckless disregard by you of your obligations and duties under this Agreement ("disabling conduct"). However, you will not be indemnified for any liability unless (1) a final decision is made on the merits by a court or other body before whom the proceeding was brought that you were not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that you were not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Trust as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Fund will advance attorneys' fees or other expenses incurred by you in defending a proceeding, upon the undertaking by or on behalf of you to repay the advance unless it is ultimately determined that you are entitled to indemnification, so long as you meet at least one of the following as a condition to the advance: (1) you shall provide a security for your undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial- type inquiry), that there is reason to believe that you ultimately will be found entitled to indemnification. Any person employed by you who may also be or become an employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as your employee or agent.

6.       DURATION AND TERMINATION OF THIS AGREEMENT

         This Agreement shall be effective upon its execution, shall remain in force for a period of two (2) years from that date and remain in force from year to year thereafter, subject to annual approval by (i) the Board of the Trust or
(ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

         If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon approval of the Board, including a majority of the trustees who are not interested persons of you or of the Trust, you may continue to serve or act in such capacity for the Fund for the period of time (not exceeding one hundred and twenty days after the termination of the Agreement) pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you will be equal to the lesser of your actual costs incurred in furnishing investment advisory services to the Fund or the amount you would have received under this Agreement.

         This Agreement may, on sixty days' written notice, be terminated at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by you. This Agreement shall automatically terminate in the event of its assignment.

7.       AMENDMENT OF THIS AGREEMENT

         No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

8.       LIMITATION OF LIABILITY

         It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and the shareholders of the Fund and signed by the officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in the Trust's Declaration of Trust.

9.       MISCELLANEOUS

         The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                            Yours very truly,

ATTEST:                                     MIDWEST TRUST


___________________________              By: ___________________________________
                                             Dated:             , 1997


                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.

ATTEST:                                  MIDWEST GROUP FINANCIAL SERVICES, INC.



_________________________                 By: _________________________________
                                              Dated:             , 1997

                                                                    EXHIBIT B

                                     FORM OF
                              MANAGEMENT AGREEMENT:

                      INSTITUTIONAL GOVERNMENT INCOME FUND

TO:      MIDWEST GROUP FINANCIAL SERVICES, INC.
         312 Walnut Street
         Cincinnati, Ohio  45202

Dear Sirs:

         Midwest Trust (hereinafter referred to as the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment company. The Institutional Government Income Fund (the "Fund") has been established as a series of the Trust. You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

1.       ADVISORY SERVICES

         You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with its investment objectives and policies. You will determine what securities shall be purchased for the Fund, what portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further, to such policies and instructions as the Board of Trustees (the "Board") of the Trust may from time to time establish and supply to you copies thereof. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

2.       ALLOCATION OF CHARGES AND EXPENSES

         You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, stockholders or employees of your corporation and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, employees or stockholders of your corporation will be paid by the Trust.

         You will pay all advertising and promotion expenses incurred in connection with the sale or distribution of the Fund's shares to the extent such expenses are not assumed by the Fund under the Trust's Plans of Distribution Pursuant to Rule 12b-1.

         The Fund will also be responsible for the payment of all other operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer, shareholder service and dividend disbursing agent and accounting and pricing agent of the Fund, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of trustees of the Trust who are not affiliated with you, the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses for delivery to the Fund's shareholders, the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders, expenses of shareholders' meetings and proxy solicitations, such extraordinary or nonrecurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Fund's obligations. All other expenses not assumed by you herein incurred by the Fund in connection with the organization, registration of shares and operations of the Fund will be borne by the Fund.

3.       COMPENSATION OF THE ADVISER

         For all of the services to be rendered and payments made as provided in this Agreement, the Fund will pay you as of the last day of each month, a fee equal to the annual rate of .20% of the average value of the daily net assets of the Fund.

         The total fees payable during each of the first and second halves of each fiscal year of the Trust shall not exceed the semiannual total of the daily fee accruals requested by you during the applicable six month period. The average value of net assets shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the

Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund's shares has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         Your compensation with respect to each additional series of the Trust effectively registered for sale in a public offering after the date of this Agreement shall be determined by the Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of you or of the Trust, and approved pursuant to the provisions of Section 15 of the Investment Company Act of 1940.

4.       EXECUTION OF PURCHASE AND SALE ORDERS

         In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's accounts with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Trust and you understand that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

         If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Trust. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others.

5.       LIMITATION OF LIABILITY OF ADVISER

         You (including your directors, officers, shareholders, employees, control persons and affiliates of any thereof) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from the reckless disregard by you of your obligations and duties under this Agreement ("disabling conduct"). However, you will not be indemnified for any liability unless (1) a final decision is made on the merits by a court or other body before whom the proceeding was brought that you were not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that you were not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Trust as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Fund will advance attorneys' fees or other expenses incurred by you in defending a proceeding, upon the undertaking by or on behalf of you to repay the advance unless it is ultimately determined that you are entitled to indemnification, so long as you meet at least one of the following as a condition to the advance: (1) you shall provide a security for your undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that you ultimately will be found entitled to indemnification. Any person employed by you who may also be or become an employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as your employee or agent.

6.       DURATION AND TERMINATION OF THIS AGREEMENT

         This Agreement shall be effective upon its execution, shall remain in force for a period of two (2) years from that date and remain from year to year thereafter, subject to annual approval by (i) the Board of the Trust or (ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of you or of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

         If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon approval of the Board, including a majority of the trustees who are not interested persons of you or of the Trust, you may continue to serve or act in such capacity for the Fund for the period of time (not exceeding one hundred and twenty days after the termination of the Agreement) pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you will be equal to the lesser of your actual costs incurred in furnishing investment advisory services to the Fund or the amount you would have received under this Agreement.

         This Agreement may, on sixty days' written notice, be terminated at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by you. This Agreement shall automatically terminate in the event of its assignment.

7.       AMENDMENT OF THIS AGREEMENT

         No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

8.       LIMITATION OF LIABILITY

         It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and the shareholders of the Fund and signed by the officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in the Trust's Declaration of Trust.

9.       MISCELLANEOUS

         The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                           Yours very truly,

ATTEST:                                     MIDWEST TRUST


________________________                By: _____________________________
                                            Dated:            , 1997


                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.

ATTEST:                                 MIDWEST GROUP FINANCIAL SERVICES,  INC.


________________________                 By: _____________________________
                                             Dated:            , 1997

                                                                  EXHIBIT C

                                     FORM OF
                              MANAGEMENT AGREEMENT:

                               GLOBAL BOND FUND

         THIS MANAGEMENT AGREEMENT is made this day of , 1997, between Midwest Trust (the "Trust"), a business trust organized under the laws of the State of Massachusetts, and Midwest Group Financial Services, Inc. (the "Manager"), a corporation organized under the laws of the State of Ohio.

         WHEREAS, the Trust has been organized to operate as an investment company registered under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, the Trust's shares of beneficial interest are divided into separate series and each such share of a series represents an undivided interest in the assets, subject to the liabilities, located to that series, and each series has separate investment objectives and policies; and

         WHEREAS, the Global Bond Fund (the "Fund"), a series of the Trust has been created for the purpose of investing and reinvesting its assets in securities pursuant to the investment objectives and policies as set forth in its registration statements under the Act and the Securities Act of 1933 ("Registration Statements"), as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of a manager and to have a manager provide or perform for it various management, statistical, portfolio adviser selection and other services for the Fund; and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

         NOW, THEREFORE, the Trust and Manager agree as follows:

         1. Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund in the manner set forth in subparagraph 2B of this Agreement, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         2. Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

         A.       Corporate Management and Administrative Services.
                  The Manager shall furnish to the Fund, or retain another party or parties to furnish, the following described services to the Fund: (i) office space, which may be space within the offices of the Manager or in such other place as may be agreed upon from time to time, and (ii) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Fund, including complying with the securities, tax and other reporting requirements of the United States and the various states in which the Fund does business, conducting correspondence and other communications with the shareholders of the Fund, and maintaining or supervising the maintenance of all records in connection with the investment and business activities of the Fund.

         B.       Investment Management Services.

                  (a) The Manager shall have overall supervisory responsibility for the general management and investment of the assets and portfolio securities of the Fund subject to and in accordance with the investment objectives and policies of the Fund, and any directions which the Trust's Board of Trustees may issue to the Manager from time to time.

                 (b) The Manager shall provide overall investment programs and strategies for the Fund, shall revise such programs as necessary and shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs.

                  (c) The Manager, with the approval of the Board of Trustees of the Trust as to particular appointments, intends to (i) appoint one or more persons or companies (the "Adviser") and, subject to the terms and conditions of this Agreement, the Adviser shall have full investment discretion and shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities with those assets, and (ii) take such steps as may be necessary to implement such appointments. The Manager shall be solely responsible for paying the fees and expenses of the Adviser for its services to the Fund. The Manager shall not be responsible or liable for the investment merits of any decision by the Adviser to purchase, hold or sell a portfolio security for the Fund.

                  (d) The Manager shall evaluate advisers and shall recommend to the Board of Trustees the Adviser which the Manager believes is best suited to invest the assets of the Fund; shall monitor and evaluate the investment performance of the Fund's Adviser; shall recommend changes in the Adviser when appropriate; shall coordinate the investment activities of the Adviser to ensure compliance with applicable restrictions and limitations applicable to the Fund; and shall compensate the Adviser.

                  (e) The Manager shall render regular reports to the Trust, at regular meetings of the Board of Trustees, of, among other things, the portfolio investments of the Fund and measurement and analysis of the results achieved by the Fund.

                  (f) The Manager shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth in this subparagraph 2B, and shall bear the expense thereof, except as may otherwise be provided in
                           Section 4 of this Agreement. The Manager shall also compensate all officers and employees of the Fund who are officers or employees of the Manager.

                  (g) The Manager shall pay all advertising and promotion expenses incurred in connection with the sale or distribution of the Fund's shares to the extent such expenses are not assumed by the Fund under its Plans of Distribution.

         C. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

                  The Manager will make available and provide financial, accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such information as the Fund may reasonably request for use in the preparation of registration statements, reports and other documents required by federal and state securities laws.

         D.       Other Obligations and Services.

                  The Manager shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

         3.       Execution and Allocation of Portfolio Brokerage Commissions.

The Adviser, subject to the limitations contained in this paragraph

3, shall place, on behalf of the Fund, orders for the execution of portfolio transactions. The Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Fund's account, (a) in contravention of (i) any investment restrictions set forth in the Act and the rules thereunder, (ii) specific instructions adopted by the Board of Trustees and communicated to the Adviser, (iii) the investment objectives, policies and restrictions of the Fund as set forth in the Trust's Registration Statement, or
(iv) instructions from the Manager communicated to the Adviser, or (b) which would have the effect of causing the Fund to fail to qualify or to cease to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any succeeding statute.

         Subject to the foregoing, the Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement or as the Board of Trustees may direct from time to time. It is recognized that, in providing the Fund with investment supervision of the placing of orders for portfolio transactions, the Adviser will give primary consideration to securing the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Consistent with this policy, the Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to other Funds and/or the other accounts over which it exercises investment discretion. It is understood that neither the Fund, the Manager nor the Adviser have adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice, provided that the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. It is understood that although the information may be useful to the Trust and the Adviser, it is not possible to place a dollar value on such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

         On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust with respect to the Fund and to such other clients.

         The Adviser will not execute any portfolio transactions for the Fund's account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust, the Manager or the Adviser without the prior written approval of the Manager. The Manager agrees that it will provide the Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Adviser.

         The Adviser shall render regular reports to the Trust of the total brokerage business placed by the Fund and the manner in which the allocation has been accomplished.

         4. Expenses of the Fund. It is understood that the Fund will pay, or that the Fund will enter into arrangements that require third parties to pay, all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

         A.       Expenses of all audits by independent public accountants;

         B. Expenses of transfer agent, dividend disbursing agent, accounting and pricing agent and shareholder recordkeeping services;

         C. Expenses of custodial services including recordkeeping services provided by the custodian;

         D. Expenses of obtaining security valuation quotations for calculating the value of the Fund's net assets;

         E. Salaries and other compensation of any of its executive officers and employees, if any, who are not officers, directors, stockholders or employees of the Manager or the Adviser, except that the Fund will pay the compensation and expenses of the Chief Financial Officer of the Trust;

         F.       Taxes or governmental fees levied against the Fund;

         G. Brokerage fees and commissions in connection with the purchase and sale of the Fund's portfolio securities;

         H.       Costs, including the interest expense, of borrowing money;

         I. Costs and/or fees incident to Board of Trustee and shareholder meetings, the preparation and mailings of prospectuses, reports and notices to the existing shareholders of the Fund, the filing of reports with regulatory bodies, the maintenance of the Trust's existence as a business trust, membership in investment company organizations, and the registration of shares with federal and state securities authorities;

         J. Legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale and legal fees arising from litigation to which the Trust may be a party and indemnification of the Trust's officers and trustees with respect thereto;

         K. Costs of printing share certificates (in the event such certificates are issued) representing shares of the Fund;

         L. Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager, the Adviser or any of their affiliates; and

         M.       The Fund's pro rata portion of the fidelity bond required by
                  Section 17(g) of the Act and other insurance premiums.

         5.       Activities and Affiliates of the Manager.

         A. The services of the Manager hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Fund's assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Fund more favorable or preferential treatment vis-a-vis its other clients.

         B. Subject to and in accordance with the Declaration of Trust and Bylaws of the Trust and to Section 10(a) of the Act, it is understood that Trustees, officers and agents of the Trust and shareholders of the Fund are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, Bylaws and the Act.

         6. Compensation of the Manager. For all services to be rendered and payments made as provided in this Agreement, the Fund will pay the Manager a daily fee equal to the annual rate of 70/100 of 1% of the value of the daily net assets of the Fund up to and including $100,000,000 and 60/100 of 1% of such assets in excess of $100,000,000. Manager's fee shall be payable monthly and shall be due with respect to any month as of the first business day following the end of such month.

         The value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust and to resolutions of the Board of Trustees of the Trust. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this paragraph 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of business on that day, or as of such other time as the value of the Fund's net assets may lawfully be determined on that day. If the determination of the net asset value of the Fund's shares has been suspended for a period including such month, the

Manager's compensation payable for such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         7.       Liabilities of the Manager.

         A. Except as provided below in this paragraph 7, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager ("disabling conduct"), the Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         B.       The Manager shall not be indemnified for any liability unless
                  (i) a final decision is made on the merits by a court or other body before whom the proceeding was brought that the Manager was not liable by reason of disabling conduct, or
                  (ii) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Manager was not liable by reason of disabling conduct, by
                  (a) the vote of a majority of a quorum of the Trustees who are not interested persons of the Trust or the Manager or (b) an independent legal counsel in a written opinion. The Fund will advance attorneys' fees or other expenses incurred by the Manager in defending a proceeding, upon the undertaking by or on behalf of the Manager to repay the advance unless it is ultimately determined that the Manager is entitled to indemnification, so long as the Manager meets at least one of the following as a condition to the advance: (i) the Manager shall provide a security for its undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Trustees who are not interested persons of the Trust or the Manager, or an independent legal counsel in a written opinion, shall determine, based on a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Manger ultimately will be found entitled to indemnification. Any person employed by the Manager who may also be or become an employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as the Manager's employee or agent.

        C. No provision of this Agreement shall be construed to protect any Trustee, director, officer or agent of the Trust or the Manager from liability in violation of Sections 17(h) and (i) of the Act.

         8.       Renewal and Termination.

         A. This Agreement shall become effective upon its execution, shall remain in force for a period of two (2) years from that date and remain in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Manager or the

                  Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities. The aforesaid provision that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

         B.       This Agreement:

                  (a) may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on sixty
                           (60) days' written notice to the Manager;

                 (b) shall immediately terminate in the event of its assignment; and

                  (c) may be terminated by the Manager on sixty (60) days' written notice to the Trust.

         C. As used in this Section 8, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         D. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

         9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         10. Limitation of Liability. It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and the shareholders of the Fund and signed by the officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in the Trust's Declaration of Trust.

         11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Manager or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

         12. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Ohio.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                      MIDWEST TRUST

ATTEST:                                By: __________________________________
                                       Title: President

____________________________
                                       MIDWEST GROUP FINANCIAL SERVICES, INC


____________________________            By: __________________________________

                                        Title: President

                                                                EXHIBIT D
                                     FORM OF
                             SUBADVISORY AGREEMENT:

                                GLOBAL BOND FUND




Rogge Global Partners plc
5-6 St. Andrew's Hill
London EC4V 5BY England

Gentlemen:

         Midwest Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder. The Trust's shares of beneficial interest are divided into separate series or funds. Each such share of a fund represents an undivided interest in the assets, subject to the liabilities, allocated to that fund. Each fund has separate investment objectives and policies. The Global Bond Fund (the "Fund") has been established as a series of the Trust. Midwest Group Financial Services, Inc. (the "Manager") acts as the investment manager for the Fund pursuant to the terms of a Management Agreement. The Manager is responsible for the coordination of investment of the Fund's assets in portfolio securities. However, specific portfolio purchases and sales for the investment portfolio of the Fund are to be made by advisory organizations recommended by the Manager and approved by the Board of Trustees of the Trust.

         1. Appointment as an Adviser. The Trust being duly authorized hereby appoints and employs Rogge Global Partners plc ("the
Adviser") as the discretionary portfolio manager of the Fund, on the terms and conditions set forth herein.

         2. Acceptance of Appointment; Standard of Performance. The Adviser accepts the appointment as the discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

         3. Portfolio Management Services of Adviser. The Adviser is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, the Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Adviser, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, the provisions of Schedule A hereto and instructions from the Manager. The Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Adviser shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, the Adviser will consult with the Manager with respect to any decision made by it with respect to the investments of the Fund.

         4. Investment Objectives, Policies and Restrictions. The Trust will provide the Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Fund's registration statements under the Act and the Securities Act of 1933, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust will provide the Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as the Adviser may from time to time reasonably request. The Trust retains the right, on written notice to the Adviser from the Trust or the Manager, to modify any such objectives, policies or restrictions in any manner at any time.

         5. Transaction Procedures. All transactions will be consummated by payment to or delivery by The Northern Trust Company or any successor custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund, and the Adviser shall not have possession or custody thereof. The Adviser shall advise the Custodian and confirm in writing to the Trust and to the Manager all investment orders for the Fund placed by it with brokers and dealers. The Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser. It shall be the responsibility of the Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

         6. Allocation of Brokerage. The Adviser shall have the authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser, and for the selection of the markets on or in which the transactions will be executed.

                  A. In doing so, the Adviser will give primary consideration to securing the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Consistent with this policy, the Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the other accounts over which it exercises investment discretion. It is understood that neither the Fund, the Manager nor the Adviser have adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice, provided that the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to the other accounts over which it exercises investment discretion. It is understood that although the information may be useful to the Trust and the Adviser, it is not possible to place a dollar value on such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

         On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund with respect to the Fund and to such other clients.

         For each fiscal quarter of the Fund, the Adviser shall prepare and render reports to the Manager and the Trust's Board of Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a- 1(b)(9) under the Act.

                  B. Adviser agrees that it will not execute any portfolio transactions for the Fund's account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust, the Manager, the Adviser or any portfolio manager of the Trust without the prior written approval of the Manager. The Manager agrees that it will provide the Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Adviser.

         7. Proxies. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the Fund's request, the Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

         8. Reports to the Adviser. The Trust will provide the Adviser with such periodic reports concerning the status of the Fund as the Adviser may reasonably request.

         9. Fees for Services. For the services provided to the Fund, the Manager shall pay the Adviser a fee equal to the annual rate of 35/100 of 1% of the average value of the daily net assets of the Fund up to and including $100,000,000 and 30/100 of 1% of such assets in excess of $100,000,000. The
Adviser agrees to waive all advisory fees for the first sixty days of the Fund's operations. Thereafter, however, the Adviser shall not be required to waive any portion of its fees if not required by an applicable statute or regulation.

         The Adviser's fees shall be payable monthly within ten days following the end of each month. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Adviser, and the Adviser agrees to seek payment of the Adviser's fees solely from the Manager.

         10. Other Investment Activities of the Adviser. The Trust acknowledges that the Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that the Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that the Adviser acts in good faith, and provided further, that it is the Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. The Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

         11. Certificate of Authority. The Trust, the Manager and the Adviser shall furnish to each other from time to time certified copies of the resolutions of their Board of Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund, the Manager and/or the Adviser.

         12. Limitation of Liability. The Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder. Nothing in this paragraph 12 shall be construed in a manner inconsistent with Sections 17(h) and
(i) of the Act.

         13. Confidentiality. Subject to the duty of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Adviser and the Trust in respect thereof.

         14. Assignment. No assignment of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in the event of such assignment. The Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Adviser.

         15. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

                  A. The Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

                  B. The Trust will deliver to the Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for the Adviser to carry out its obligations under this Agreement.

                  C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Fund by applicable laws and regulations.

         16. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:

                  A. The Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940.

                  B. The Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. The Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

                  C. The Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Manager or the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code and applicable state securities laws.

                  D. The Adviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president of the Adviser shall certify to the Trust that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Adviser shall submit to the Trust the reports required to be made to the Adviser by Rule 17j-1(c)(1).

                  E. The Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and to the Manager.

                  F. Upon request of the Trust, the Adviser will provide assistance to the Custodian in the collection of income due or payable to the Fund. With respect to income from foreign sources, the Adviser will undertake any reasonable procedural steps required to reduce, eliminate or reclaim non-U.S. withholding taxes under the terms of applicable United States income tax treaties.

                  G. The Adviser will immediately notify the Trust and the Manager of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

         17. Amendment. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

         18. Effective Date; Term. This Agreement shall become effective on the date of its execution and shall remain in force for a period of two (2) years from that date; and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Manager or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

         19. Termination. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

         20. Shareholder Liability. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Adviser agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

         21. Definitions. As used in paragraphs 14 and 18 of this Agreement, the terms "assignment," interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         22. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Ohio.

MIDWEST GROUP FINANCIAL                         MIDWEST TRUST
SERVICES, INC.


By: ___________________________                By: __________________________


Title: President                               Title: President


Date:            , 1997                         Date:            , 1997
      -----------                                     -----------

                                   ACCEPTANCE

  The foregoing Agreement is hereby accepted.

                                                 ROGGE GLOBAL PARTNERS, plc


                                                 By: _________________________

                                                 Title: _______________________

                                                 Date: _________________, 1997

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                                   SCHEDULE A

                     RECORDS TO BE MAINTAINED BY THE ADVISER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A.       The name of the broker;

         B. The terms and conditions of the order and of any modification or cancellation thereof;

         C.       The time of entry or cancellation;

         D.       The price at which executed;

         E.       The time of receipt of a report of execution; and

         F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A.       Shall include the consideration given to:

                  (i)      The sale of shares of the Fund by brokers or dealers.

                  (ii) The supplying of services or benefits by brokers or dealers to:

                           (a)      The Trust;

                           (b)      the Manager;

                           (c)      the Adviser;

                           (d)     any other portfolio adviser of the Trust; and

                           (e) any person affiliated with the foregoing persons.

                  (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

         B. Shall show the nature of the services or benefits made available.


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         C.       Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rules adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Adviser's transactions with respect to the Fund.

---------------------

         *Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.



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